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EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of TELEMIG PARTICIPAÇÕES S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2008, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Ernesto Gardelliano, Chief Financial Officer , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 22, 2009

By: /s/ Ernesto Gardelliano

Name: Ernesto Gardelliano
Title: Chief Financial Officer